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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------
                                    FORM 8-K
                             ----------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 13, 2006

                           MARINE PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)
                            ----------------------

     Delaware                         1-16263                    58-2572419
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 13, 2006, Marine Products Corporation issued a press release entitled, "Marine Products Corporation to Announce Second Quarter 2006 Financial Results and Host a Conference Call on July 26, 2006." The press release announced the date that Marine Products Corporation will release its second quarter 2006 financial results. This release also provided the related conference call information.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 99 - Press Release dated July 13, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Marine Products Corporation.

Date: July 13, 2006                         /s/ BEN M. PALMER
                                            ------------------------------------
                                            Ben M. Palmer
                                            Vice President,
                                            Chief Financial Officer and
                                            Treasurer


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